MET INVESTORS SERIES TRUST

SUPPLEMENT DATED OCTOBER 3, 2013

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2013 (THE “SAI”),

AS AMENDED JUNE 17, 2013 AND JUNE 28, 2013

LORD ABBETT MID CAP VALUE PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the Lord Abbett Mid Cap Value Portfolio (the “Portfolio”) from Lord, Abbett & Co. LLC (“Lord Abbett”) to Invesco Advisers, Inc. (“Invesco”) to be effective October 1, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Invesco. Effective October 1, 2013, the name of the Portfolio changed to Invesco Mid Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the SAI are changed to the Portfolio’s new name and references in the Trust’s SAI to Lord Abbett are changed to Invesco. The Insurance Companies (as defined in the Trust’s prospectus) may temporarily continue to refer to Lord Abbett and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the sections of the SAI describing the Portfolio are effective immediately:

The subsection of the SAI entitled “Investment Policies—Lord Abbett Bond Debenture Portfolio and Lord Abbett Mid Cap Value Portfolio” is replaced with the following:

Lord Abbett Bond Debenture Portfolio

The Portfolio does not consider either (i) securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. or (ii) securities denominated in U.S. dollars to be “foreign securities.”

The reference to Lord Abbett as the subadviser to the Portfolio is replaced with Invesco in the subsection entitled “Investment Advisory and Other Services—Subadvisory Arrangements for the MIST Trust and MSF Trust.”

In the subsection entitled “Investment Advisory and Other Services—Subadvisory Arrangements for the MIST Trust and MSF Trust—The MIST Portfolios’ Subadvisory Fee Schedules,” the information regarding the Portfolio is replaced with the following:

Invesco Mid Cap Value Portfolio(l)	0.45%	First $200 million
	0.40%	Next $300 million
	0.35%	Over $500 million

The following footnote is also inserted after footnote (k):

(l)	Subadvisory fee breakpoints apply until assets of the Invesco Mid Cap Value Portfolio reach $750 million. When the Portfolio’s assets reach $750 million, and up to $1.4 billion, then the subadvisory fee rate for the Portfolio becomes 0.375% on all assets of the Portfolio. When the Portfolio’s assets exceed $1.4 billion, the subadvisory fee breakpoints set forth in the table above will apply. Prior to October 1, 2013, the subadvisory fee rate was as follows:

0.400%	First $900 million
0.375%	Next $100 million
0.350%	Over $1 billion

In the subsection in Appendix C entitled “Portfolio Managers— Lord Abbett Bond Debenture Portfolio and Lord Abbett Mid Cap Value Portfolio,” all references to the Portfolio and to Jeff Diamond and Robert P. Fetch are deleted.

The heading of the subsection in Appendix C of the Trust’s SAI entitled “Portfolio Managers—Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio) and Invesco Small Cap Growth Portfolio” is deleted and replaced with the following:

Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio), Invesco Mid Cap Value Portfolio (formerly Lord Abbett Mid Cap Value Portfolio) and Invesco Small Cap Growth Portfolio

In the table in Appendix C—Portfolio Managers—Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio) and Invesco Small Cap Growth Portfolio—Other Accounts Managed of the Trust’s SAI, the following information is inserted at the bottom of the table:

	Other Accounts Managed					Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category		Total Assets in Accounts in Category		Number of Accounts in Category	Total Assets in Accounts in Category
Thomas R. Copper* Invesco Mid Cap Value Portfolio	Registered investment companies	5		$2,936,600,000		0	N/A
	Other pooled investment vehicles	0		N/A		0	N/A
	Other accounts	0		N/A		0	N/A
John Mazanec* Invesco Mid Cap Value Portfolio	Registered investment companies	5		$2,936,600,000		0	N/A
	Other pooled investment vehicles	0		N/A		0	N/A
	Other accounts	0		N/A		0	N/A
Sergio Marcheli* Invesco Mid Cap Value Portfolio	Registered investment companies	15		$30,014,700,000		0	N/A
	Other pooled investment vehicles	0		N/A		0	N/A
	Other accounts	441	**	$45,100,000	**	0	N/A

* As of September 27, 2013

** These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

In addition, as of September 27, 2013, neither Messrs. Copper, Mazanec nor Marcheli beneficially owned equity securities of any Portfolio for which they served as portfolio manager.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE

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